OTHER INCOME/(EXPENSE) (Details) - CAD CAD in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
OTHER INCOME/(EXPENSE)
Net foreign currency loss	CAD (884)	CAD (400)
Allowance for equity funds used during construction	2	3
Interest income on affiliate loans	20	20
Interest income	4	3
Noverco preferred shares dividend income	40	42
Gains on dispositions (Note 6)	94	38
Other	22	28
Other Nonoperating Income (Expense), Total	CAD (702)	CAD (266)